Exhibit 99.2

 WestRockQ1 FY2024 Results  February 1, 2024

 Cautionary Language  Forward Looking Statements:  This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to the statements on the slides entitled “Key Highlights”, “Continuing to Deliver Portfolio Improvements”, “Exceeding Cost Savings Targets; Strong Momentum for FY24 and Beyond”, “Q1 FY24 Corrugated Packaging Results”, “Q1 FY24 Consumer Packaging Results”, “Q1 FY24 Global Paper Results”, “Q1 FY24 Distribution Results”, “Q2 FY24 WestRock Guidance”, “Expecting Significant Demand Improvement in H2 FY24”, “Additional Guidance”, and “Estimated Key Commodity Q2 FY24 Consumption Volumes”, that give guidance or estimates for future periods.  Forward-looking statements are based on our current expectations, beliefs, plans or forecasts and use words or phrases such as "may," "will," "could," "should," "would," "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," "target," "prospects," "potential," “commit,” and "forecast," and other words, terms and phrases of similar meaning or refer to future time periods. Forward-looking statements involve estimates, expectations, projections, goals, targets, forecasts, assumptions, risks and uncertainties. A forward-looking statement is not a guarantee of future performance, and actual results could differ materially from those contained in the forward-looking statement.   Forward-looking statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond our control, such as developments related to pricing cycles and volumes; economic, competitive and market conditions generally, including macroeconomic uncertainty, customer inventory rebalancing, the impact of inflation and increases in energy, raw materials, shipping, labor and capital equipment costs; reduced supply of raw materials, energy and transportation, including from supply chain disruptions and labor shortages; intense competition; results and impacts of acquisitions, including operational and financial effects from the acquisition of the remaining stake in Grupo Gondi (the “Mexico Acquisition”), and divestitures; business disruptions, including from the occurrence of severe weather or a natural disaster or other unanticipated problems, such as labor difficulties, equipment failure or unscheduled maintenance and repair, or public health crises; failure to respond to changing customer preferences and to protect our intellectual property; the amount and timing of capital expenditures, including installation costs, project development and implementation costs, and costs related to resolving disputes with third parties with which we work to manage and implement capital projects; risks related to international sales and operations; the production of faulty or contaminated products; the loss of certain customers; adverse legal, reputational, operational and financial effects resulting from information security incidents and the effectiveness of business continuity plans during a ransomware or other cyber incident; work stoppages and other labor relations difficulties; inability to attract, motivate and retain qualified personnel, including as a result of the proposed business combination with Smurfit Kappa plc (the "Transaction"); risks associated with sustainability and climate change, including our ability to achieve our sustainability targets and commitments and realize climate-related opportunities on announced timelines or at all; our inability to successfully identify and make performance improvements and deliver cost savings and risks associated with completing strategic projects on anticipated timelines and realizing anticipated financial or operational improvements on announced timelines or at all, including with respect to our business systems transformation; risks related to the proposed Transaction, including our ability to complete the Transaction on the anticipated timeline, or at all, restrictions imposed on our business under the Transaction agreement, disruptions to our business while the proposed Transaction is pending, the impact of management’s time and attention being focused on consummation of the proposed Transaction, costs associated with the proposed Transaction, and integration difficulties; risks related to our indebtedness, including increases in interest rates; the scope, costs, timing and impact of any restructuring of our operations and corporate and tax structure; the scope, timing and outcome of any litigation, claims or other proceedings or dispute resolutions and the impact of any such litigation (including with respect to the Brazil tax liability matter); and additional impairment charges. Such risks and other factors that may impact forward-looking statements are discussed in our Annual Report on Form 10-K for the fiscal year ended September 30, 2023, including in Item 1A “Risk Factors”, as well as in our subsequent filings with the Securities and Exchange Commission. The information contained herein speaks as of the date hereof, and the Company does not have or undertake any obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by law.   Non-GAAP Financial Measures:  We report our financial results in accordance with accounting principles generally accepted in the United States (“GAAP”). However, management believes certain non-GAAP financial measures provide users with additional meaningful financial information that should be considered when assessing our ongoing performance. Management also uses these non-GAAP financial measures in making financial, operating and planning decisions and in evaluating our performance. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, our GAAP results. The non-GAAP financial measures we present may differ from similarly captioned measures presented by other companies. For additional information, see the Appendix.  In addition, as explained in the Appendix, we are not providing a reconciliation of forward-looking non-GAAP financial measures to the most directly comparable U.S. GAAP measure because we are unable to predict with reasonable certainty the ultimate outcome of certain significant items without unreasonable effort.

Key Highlights

- Sales and earnings in Q1 FY24
  - Net sales of $4.6 billion
  - Consolidated Adjusted EBITDA(1) of $571 million
  - Adjusted EPS(1) of $0.20 per share, negatively impacted by tax rate
- Adjusted EBITDA headwinds YoY primarily related to industry pricing and demand for consumer packaging and paperboard
  - Realization of index price declines in Corrugated Packaging
  - Challenging pricing in Global Paper across containerboard and paperboard
  - Lower volumes in Consumer Packaging as several large customers reduced production/orders in December
  - Portfolio optimization expected to drive enhanced margin profile
- External containerboard shipments increased 21.9% YoY driven by recovery in exports
- Consumer Packaging Adjusted EBITDA margin expanded 60 bps to 15.7%
- Achieved over $200 million in cost savings; expect to significantly exceed previously announced FY24 target of $300 to $400 million(2)
- Executing asset improvement program to deliver attractive long-term returns

Expect Significant Recovery in H2 FY24 Driven by Improving Economic Conditions, Implementation of Announced Price Increases and Seasonality

Adjusted EBITDA $ in millions

	Q1 FY24
Corrugated Packaging	$328
Consumer Packaging	$166
Global Paper	$118
Distribution	$9
WestRock	$571

Adjusted EBITDA Margins

	Q1 FY24
Corrugated Packaging(3)	14.0%
Consumer Packaging	15.7%
Global Paper	12.9%
Distribution	3.1%
WestRock(4)	12.4%

1) Non-GAAP Financial Measure. See Non-GAAP Financial Measures and Reconciliations in the Appendix
2) Cost savings reflect YoY change in certain costs incurred for manufacturing, SG&A, procurement and logistics, but exclude impact of economic downtime and inflation
3) Adjusted EBITDA margin (excluding white top trade sales), a non-GAAP financial measure
4) Consolidated Adjusted EBITDA margin

3 | © 2024 WestRock Company. All Rights Reserved.

Packaging Delivering More for Customers and Consumers

Saving 200K lbs. of Plastic Per Year

First bottler to implement WestRock solution

- Coca-Cola bottler implementing WestRock's *PETCollar Shield Plus*
- Replaces plastic rings for multipack bottled beverages across its territory



From Family Business to National Brand

Automation helps boost production by 250%

- Customer needed to increase production to meet 30-40% annual growth
- End-to-end WestRock solution included process consultation, packaging, sourcing and automation



Iconic Design, Protected Product

Art + Science = an award-winning solution

- New nail polish collection needed innovative, sustainable packaging solution
- WestRock created bold packaging that reduces use of plastic and offers superior strength and protection



PPC
2023 Excellence Award

A Colorful Approach to Packaging

Sharpie Ultimate Collection Pack wins awards for design and innovation

- Packaging design needed to showcase large quantity of markers to meet Sharpie's goals for cost, space efficiency and sustainability
- WestRock's fiber-based solution meets Sharpie's goals and also won awards in design and innovation



2023 AmeriStar

PPC
2023 Excellence Award
In Innovation

4 | © 2024 WestRock Company. All Rights Reserved.

WestRock

Continuing to Deliver Portfolio Improvements

Mill Network	Converting Network
• Closed three higher cost mills and two paper machines at fourth facility to improve cost structure – Removed 1.9 million tons of higher-cost production capacity – Reduced N.A. avg. corrugated mill costs by $12/ton • Completed Mexico Acquisition to increase exposure to attractive Latin America market and capture growth from on-shoring trends • Exited non-core substrates to prioritize capital towards higher-return projects • Maintained N.A. average mill cost per ton and average technical age competitive with U.S. public peers(1)	• Opened new state-of-the-art corrugated box plant in Longview, WA • Announced consolidation of converting facilities to streamline operations; expected to deliver ~$85 million in annual savings when completed • Investing in new world-class corrugated converting facility in Pleasant Prairie, WI – Provides additional growth capacity and cost savings – Supports end-market strategy and margin improvement – Expected to provide attractive financial returns – Expected to open in 2025

Optimizing Portfolio to Enhance Margin Profile

5 | © 2024 WestRock Company. All Rights Reserved.

1) Source: Fishersolve

WestRock

 Exceeding Cost Savings Targets; Strong Momentum for FY24 and Beyond(1)  6  Cost savings reflect YoY change in certain costs incurred for manufacturing, SG&A, procurement and logistics, but exclude impact of economic downtime and inflation  Continued Cost  Savings Beyond  FY24  Expect to Significantly Exceed  Previously Announced Target with  over $200M Achieved in Q1  Positioned for Significant Earnings Growth as Market Recovers

Q1 FY24 WestRock Results

$ in Millions	Q1 FY24	Q1 FY23
Net Sales	$4,620	$4,923
Consolidated Adjusted EBITDA[1]	$571	$652
% Margin[1]	12.4%	13.2%
Capital Expenditures	$247	$282
Adjusted Free Cash Flow[1]	$126	$62

Consolidated Adjusted EBITDA | $ in Millions



$652
($53)
($179)
($1)
$204
($80)
$28
$571
Q1 FY23
Volume
Price/Mix
Inflation
Operating Costs
EDT & Mill Closures[2]
Pension, FX & Other[3]
Q1 FY24

1) Non-GAAP Financial Measure. See Non-GAAP Financial Measures and Reconciliations in the Appendix
2) Includes economic downtime impact of $18 million and mill closures impact of $62 million
3) Includes the impact of Mexico Acquisition
4) Cost savings reflect YoY change in certain costs incurred for manufacturing, SG&A, procurement and logistics, but exclude impact of economic downtime and inflation
5) Packaging Adjusted EBITDA margin is a non-GAAP financial measure and combines our Corrugated Packaging and Consumer Packaging segments and excludes white top trade sales. See the Appendix

Highlights

- Strong execution of cost savings initiatives with over $200 million saved in Q1[4]
- Packaging Adjusted EBITDA margin[5] of 14.6% relatively stable YoY
- Revenue impacted by flow-through of previously published price declines
- Moderating input costs offset by wage and other inflation
- Reduced economic downtime (EDT) in containerboard system to 26K tons with improved demand and footprint optimization

7 | © 2024 WestRock Company. All Rights Reserved.

WestRock

Q1 FY24 Corrugated Packaging Results

$ in Millions	Q1 FY24	Q1 FY23
Segment Sales[1][2]	$2,333	$2,272
Adjusted EBITDA	$328	$329
% Margin[1][2]	14.0%	14.5%

Adjusted EBITDA | $ in Millions



$329
($3)
($125)
$11
$66
$12
$38
$328
Q1 FY23
Volume
Price/Mix
Inflation
Operating Costs
EDT & Mill Closures (3)
Pension, FX & Other (4)
Q1 FY24

Highlights

- Total shipments (in tons) increased 10% YoY, including the Mexico Acquisition
- Optimizing portfolio to drive enhanced margin profile
- Strong execution of cost savings initiatives with over $65 million saved in Q1[5]
- Moderating input costs partially offset by wages and other inflation
- Relative strength in Produce/Ag and Protein; softness in Paper/Sheets, Healthcare and Industrial
- Expect improving demand trends in H2 FY24

1) Excludes white top trade sales
2) Non-GAAP Financial Measure. See Non-GAAP Financial Measures and Reconciliations in the Appendix
3) Includes positive economic downtime impact of $45 million and negative mill closures impact of $33 million
4) Includes the impact of the Mexico Acquisition
5) Cost savings reflect YoY change in certain costs incurred for manufacturing, SG&A, procurement and logistics, but exclude impact of economic downtime and inflation

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© 2024 WestRock Company. All Rights Reserved.

WestRock

Q1 FY24 Consumer Packaging Results

$ in Millions	Q1 FY24	Q1 FY23
Segment Sales	$1,059	$1,215
Adjusted EBITDA	$166	$183
% Margin	15.7%	15.1%

Adjusted EBITDA | $ in Millions



$183
($37)
$29
($21)
$49
($30)
($7)
$166
Q1 FY23
Volume
Price/Mix
Inflation
Operating Costs
Economic Downtime
Pension, FX & Other
Q1 FY24

Highlights

- Strong price/mix continued to offset inflation
- Expanded Adjusted EBITDA Margin 60 bps to 15.7%
- Net organic sales volume declined 10% YoY, in line with AF&PA industry data[(1)(2)]
- Strong execution of cost savings initiatives with ~$50 million saved in Q1[(3)]
- Results impacted by RTS divestiture and realignment of certain operations in Latin America in FY23[(4)]
- Expect improving demand trends in H2 FY24

1) Non-GAAP Financial Measure. See Non-GAAP Financial Measures and Reconciliations in the Appendix
2) AF&PA boxboard shipments for calendar Q4 2023
3) Cost savings reflect YoY change in certain costs incurred for manufacturing, SG&A, procurement and logistics, but exclude impact of economic downtime and inflation
4) RTS Q1 FY23 results included $54 million of segment sales and $9 million of Adjusted EBITDA. In connection with the Mexico Acquisition, certain existing consumer converting operations in Latin America were moved to the Corrugated Packaging segment in FY23, in line with how we are managing the business. We did not recast prior year amounts under GAAP as they were not material ($38 million of segment sales and $4 million of Adjusted EBITDA in Q1 FY23)

9 | © 2024 WestRock Company. All Rights Reserved.

WestRock

Q1 FY24 Global Paper Results

$ in Millions	Q1 FY24	Q1 FY23
Segment Sales	$918	$1,124
Adjusted EBITDA	$118	$157
% Margin	12.9%	14.0%

Adjusted EBITDA | $ in Millions



$157
($4)
($91)
$18
$102
($62)
($2)
$118
Q1 FY23
Volume
Price/Mix
Inflation
Operating Costs
EDT & Mill Closures (1)
Pension, FX & Other
Q1 FY24

Highlights

- Domestic containerboard demand stabilized due to end of destocking
- External containerboard shipments increased 21.9% YoY
- Continued softness in paperboard, as reported in AF&PA industry data[(2)]
- Strong execution of cost savings initiatives with over $100 million saved in Q1[(3)]
- Q1 FY23 includes $27 million of net sales and $10 million of Adjusted EBITDA related to divested mills
- Expect YoY volume growth in H2 FY24

1) Includes economic downtime impact of $33 million and mill closures impact of $29 million
2) AF&PA boxboard shipments for calendar Q4 2023
3) Cost savings reflect YoY change in certain costs incurred for manufacturing, SG&A, procurement and logistics, but exclude impact of economic downtime and inflation

10 | © 2024 WestRock Company. All Rights Reserved.

WestRock

 $ in Millions  Q1 fy24  Q1 FY23  Segment Sales  $290  $322  Adjusted EBITDA  $9  $11  % Margin  3.1%  3.4%  Q1 FY24 Distribution Results  Highlights  Strong execution of cost savings initiatives with $12 million saved in Q1(1)  Successfully implementing enhanced pricing strategy  Volume down due to decline in moving & storage and automotive businesses  Continue to execute commercial improvement program and cost savings initiatives to drive profitability  ($10)  Adjusted EBITDA | $ in Millions  $4  ($8)  $12  Cost savings reflect YoY change in certain costs incurred for manufacturing, SG&A, procurement and logistics, but exclude impact of economic downtime and inflation

Q2 FY24 WestRock Guidance(1)(2)

$550 - $600 million | Q2 FY24 Consolidated Adjusted EBITDA(3)

$0.17 - $0.31 per share | Q2 FY24 Adjusted EPS(3)

Flat Sequential Guidance Consistent with H1 FY24 Expectations, Anticipating Significant Improvement in H2 FY24

Q2 FY24 Sequential WestRock Guidance Details

- Includes winter weather disruptions in January
- Continued realization of published price declines
- Improvement in consolidated volumes
- Higher energy and recycled fiber
- Relatively flat virgin fiber, chemicals and freight
- Adjusted Effective Tax Rate of 28% - 30%(3)
- Includes impact of portfolio optimization actions

1) Guidance and outlook are based on WestRock as a standalone company and do not give effect to the proposed Transaction
2) Due to anticipated closing of the proposed Transaction in early July 2024 and requirements imposed in connection with certain regulatory submissions for subsequent period guidance, WestRock does not intend to provide financial guidance after Q2 FY24
3) Non-GAAP Financial Measure. See Non-GAAP Financial Measures in the Appendix

12 | © 2024 WestRock Company. All Rights Reserved.

Expecting Significant Demand Improvement in H2 FY24  Improving economic conditions and seasonality expected to support improved demand   Employment remains strong  Inflation continues to moderate  Customer inventory to sales ratios have normalized  Disposable income growth is exceeding inflation  Industry U.S. corrugated box shipments forecasted to grow 4.6%(1)   Executing announced price increases across several substrates  Antidumping tariffs implemented in January 2024 anticipated to support kraft paper business  Consumer packaging and paperboard volumes expected to significantly strengthen  Sequential improvement anticipated in Latin America  Source: Fastmarkets RISI

 Creating Value  Leveraging the power of one WestRock to deliver unrivaled solutions to our customers  Innovating with focus on sustainability and growth  Relentless focus on margin improvement and increasing efficiency  Executing disciplined capital allocation

 Appendix  15

 Corrugated Packaging  Consumer Packaging  Q1 Year Over Year Bridges(1)Adjusted EBITDA ($ in Millions)  Distribution  Global Paper  ($3)  ($4)  ($125)  $11  $66  $12  $38  ($91)  $18  $102  ($62)  See footnotes on slides 8, 9, 10 and 11  ($37)  $29  ($21)  $49  ($30)  ($7)  ($10)  $4  $12  ($8)  ($2)

 Q2 FY24 Guidance(1)  Additional Guidance  17  Q2 FY24 Guidance  Depreciation & Amortization  Approx. $373 million  Net Interest Expense  Approx. $118 million  Effective Adjusted Tax Rate(2)  28% - 30%  Diluted Shares Outstanding  Approx. 259 million  Mill Maintenance Downtime Schedule (tons in thousands)  Q1  Q2  Q3  Q4  Full Year  FY24 Maintenance  157  91  185  116  549  FY23 Maintenance  184  156  140  27  507  FY22 Maintenance  198  132  62  50  442  Maintenance(3)  Guidance and outlook are based on WestRock as a standalone company and do not give effect to the proposed Transaction  Non-GAAP Financial Measure. See Non-GAAP Financial Measures in the Appendix  Reflects estimates for Q2, Q3, Q4, and full year FY24

 Estimated Key CommodityQ2 FY24 Consumption Volumes  18  Commodity Category  Volume  Approx. EPS Impact of  5% Price Increase  Virgin Fiber (tons millions)  7  ($0.04)  Recycled Fiber (tons millions)  1  ($0.02)  Natural Gas (MMBtu millions)   22  ($0.01)  Electricity (kwh billions)  2  ($0.01)  Diesel(2) (gallons millions)  20  ($0.01)  Starch (tons thousands)  66  ($0.01)  Caustic Soda (tons thousands)  55  <($0.01)  Latex (tons thousands)  20  <($0.01)  Internal Sizing (tons thousands)  8  <($0.01)  Sodium Chlorate (tons thousands)  21  <($0.01)  Coal (tons thousands)  74  <($0.01)  Sulfuric Acid (tons thousands)  52  <($0.01)  Category  Change  Approx. EPS Impact  FX Translation Impact  +10% USD Appreciation  <($0.01)  Sensitivity Analysis(1)  Sensitivity analysis is based on WestRock as a standalone company and does not give effect to the proposed Transaction  Excludes operations acquired in the Mexico Acquisition

 Shipment Data(1)  19  Quantities may not sum due to trailing decimals  Excludes Mexico  Revised FY23 N.A. Corrugated Packaging in Q4 FY23  Latin America data includes operations acquired in the Mexico Acquisition

 Non-GAAP Financial Measures  Adjusted Earnings Per Diluted Share  We use the non-GAAP financial measure “Adjusted Earnings per Diluted Share,” also referred to as “Adjusted Earnings per Share” or “Adjusted EPS”, because we believe this measure provides our management, board of directors, investors, potential investors, securities analysts and others with useful information to evaluate our overall performance since it excludes restructuring and other costs, impairment of goodwill and mineral rights, business systems transformation costs, and other specific items that we believe are not indicative of our ongoing operating results. Our management and board of directors use this information in making financial, operating and planning decisions and when evaluating our performance related to other periods. We believe the most directly comparable GAAP measure is “Diluted (loss) earnings per share”.  Adjusted Operating Cash Flow and Adjusted Free Cash Flow  We use the non-GAAP financial measures “Adjusted Operating Cash Flow” and “Adjusted Free Cash Flow” because we believe these measures provide our management, board of directors, investors, potential investors, securities analysts and others with useful information to evaluate our overall performance relative to other periods because they exclude certain cash restructuring and other costs, net of tax and business systems transformation costs, net of tax that we believe are not indicative of our ongoing operating results.  We believe Adjusted Free Cash Flow provides greater comparability across periods by excluding capital expenditures. We believe the most directly comparable GAAP measure is “Net cash provided by operating activities”.   Consolidated Adjusted EBITDA and Consolidated Adjusted EBITDA Margins  We use the non-GAAP financial measures “Consolidated Adjusted EBITDA” and “Consolidated Adjusted EBITDA Margins”, along with other measures in making financial, operating and planning decisions and when evaluating our performance related to other periods. We believe that our management, board of directors, investors, potential investors, securities analysts and others use these measures to evaluate our overall performance. Management believes that the most directly comparable GAAP measure to “Consolidated Adjusted EBITDA” is “Net (loss) income attributable to common stockholders”.  It can also be derived by adding together each segment’s “Adjusted EBITDA” plus “Non-allocated expenses”. “Consolidated Adjusted EBITDA Margins” is calculated as “Consolidated Adjusted EBITDA” divided by Net Sales.  Corrugated Adjusted EBITDA Margin, Excluding Trade-Sales  “Corrugated Adjusted EBITDA Margin, Excluding Trade Sales” is computed by dividing “Corrugated Adjusted EBITDA” by corrugated segment sales, excluding trade-sales, which is reported segment sales less trade-sales.  Packaging Adjusted EBITDA Margin  “Packaging Adjusted EBITDA Margin” is a non-GAAP financial measure and consists of the sum of “Corrugated Packaging segment Adjusted EBITDA” and “Consumer Packaging segment Adjusted EBITDA” divided by the sum of “Corrugated Packaging segment sales (excluding trade sales)” and “Consumer Packaging segment sales”.   Consumer Packaging Net Organic Sales Volume  “Consumer Net Organic Sales Volume” is a non-GAAP financial measure and is computed by subtracting the revenue impact of transferred operations, acquisitions, divestitures, price/mix and foreign exchange rate fluctuations from “Segment Sales”.  Leverage Ratio, Net Leverage Ratio, Total Funded Debt and Adjusted Total Funded Debt  We use the non-GAAP financial measures “Leverage Ratio” and “Net Leverage Ratio” as measurements of our operating performance and to compare to our publicly disclosed target leverage ratio. We believe our management, board of directors, investors, potential investors, securities analysts and others use each measure to evaluate our available borrowing capacity – in the case of “Net Leverage Ratio”, adjusted for cash and cash equivalents. We define Leverage Ratio as our Total Funded Debt divided by our credit agreement EBITDA, each of which term is defined in our revolving credit agreement, dated July 7, 2022, with Wells Fargo as administrative agent. While the Leverage Ratio under our credit agreement determines the credit spread on our debt, we are not subject to a leverage ratio cap. We define “Adjusted Total Funded Debt” as our Total Funded Debt less cash and cash equivalents. Net Leverage Ratio represents Adjusted Total Funded Debt divided by our credit agreement EBITDA. See calculations on slide 27 for each of these ratios as of December 31, 2023.  Forward-looking Guidance  We are not providing a reconciliation of forward-looking non-GAAP financial measures to the most directly comparable U.S. GAAP measure because we are unable to predict with reasonable certainty the ultimate outcome of certain significant items without unreasonable effort. These items may include, but are not limited to, merger and acquisition-related expenses, restructuring expenses, asset impairments, litigation settlements, changes to contingent consideration and certain other gains or losses. These items are uncertain, depend on various factors, and could have a material impact on U.S. GAAP reported results for the guidance period.

 Reconciliation of Net Income (Loss) to Consolidated Adjusted EBITDA  21  Schedule adds back expense or subtracts income for certain financial statement and segment footnote items to compute Consolidated Adjusted EBITDA

 Adjusted Net Income and Adjusted Earnings Per Diluted Share Reconciliation  22  The as reported results for Pre-Tax, Tax and Net of Tax are equivalent to the line items "(Loss) income before income taxes", "Income tax expense" and "Consolidated net (loss) income", respectively, as reported on the Consolidated Statements of Operations  These footnoted items are the “Other adjustments” reported in the Segment Information table on page 7 of our earnings release. The “Losses at closed facilities” line includes $1.3 million of depreciation and amortization

 Reconciliation of Corrugated Packaging Adjusted EBITDA Margin  23

 Reconciliation of Packaging Adjusted EBITDA  24

 Adjusted Operating Cash Flow and Adjusted Free Cash Flow Reconciliation  25

 Reconciliation of Consumer Packaging Net Organic Sales Volume  26

 TTM Credit Agreement EBITDA  TTM Credit Agreement EBITDA and Leverage Ratio  27  Total Debt, Funded Debt and Leverage Ratios  Additional Permitted Charges primarily include goodwill impairment, restructuring and other costs, and certain non-cash and other items as allowed under the revolving credit agreement referenced in slide 20